UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026
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Toast, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of Incorporation)	001-40819 (Commission File Number)	45-4168768 (I.R.S. Employer Identification No.)

333 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip code)

(617) 297-1005
(Registrant's telephone number, including area code)

	N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2026, the Board of Directors of Toast, Inc. (the “Company”) appointed Rossana Niola to be the Company’s Chief Accounting Officer effective as of her commencement of employment, which is expected to be January 26, 2026 (the “CAO Effective Date”), and to be the Company’s principal accounting officer effective as of March 2, 2026 (the “PAO Effective Date”). Prior to joining the Company, Ms. Niola (46 years old) served in several leadership roles at Mastercard, Inc. between June 2012 and January 2026, including most recently as the Assistant Corporate Controller.

In connection with Ms. Niola’s employment, Ms. Niola will receive a base salary of $400,000 per year, and a one-time sign-on bonus of $175,000. Ms. Niola will also be eligible to receive an annual target bonus at 40% of her annual base salary under the Company’s Senior Executive Cash Incentive Bonus Plan. In addition, the Company expects to grant to Ms. Niola (i) a restricted stock unit award having an aggregate value of $1,500,000 (the “RSU Grant”), and (ii) a stock option having an aggregate value of $1,500,000 (the “Option Grant”, together with the RSU Grant, the “Grants”). The Grants will have a four-year vesting schedule, with 12.5% vesting at 6 months after the vesting commencement date, and the remainder of vesting in equal quarterly installments for the remaining three-and-a-half years, subject to Ms. Niola’s continued service with the Company through each applicable vesting date. The Grants will be subject to the terms and conditions of the Company’s 2021 Stock Option and Incentive Plan and the applicable restricted stock unit agreement or stock option agreement, as applicable. In addition, Ms. Niola is expected to enter into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on September 13, 2021.

There are no arrangements or understandings between Ms. Niola and any other persons pursuant to which she was appointed as the Chief Accounting Officer and principal accounting officer of the Company. There are no family relationships between Ms. Niola and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Niola pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Niola’s appointment as Chief Accounting Officer and principal accounting officer, following the CAO Effective Date and PAO Effective Date, respectively, Ms. Gomez will cease serving as the Company’s interim Chief Accounting Officer and interim principal accounting officer,and will continue serving the Company as the President, Chief Financial Officer and principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2026	TOAST, INC.

	By:	/s/ Brian Elworthy
	Name:	Brian Elworthy
	Title:	General Counsel